EXHIBIT 10.39
                           STOCK REDEMPTION AGREEMENT


         THIS STOCK REDEMPTION AGREEMENT (this "Agreement"), made as of this 31st day of May, 2006 (the "Closing Date"), is by and between BigString Corporation, a Delaware corporation (the "Corporation"), and Charles A. Handshy, Jr., an individual residing in the State of Oklahoma (the "Redeeming Shareholder").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Redeeming Shareholder owns 4,000,000 shares of the Corporation's common stock, par value $.0001 per share ("Common Stock");

         WHEREAS, the Redeeming Shareholder has agreed to sell, and the Corporation has agreed to purchase, 2,000,000 shares of Common Stock held by the Redeeming Shareholder (the "Subject Shares"), upon the terms and subject to the conditions set forth in this Agreement (the "Redemption"); and

         WHEREAS, as an inducement for the Corporation to effect the Redemption, the Redeeming Shareholder has agreed, as provided herein, to certain restrictions with regard to the sale, assignment, transfer, encumbrance or other disposition of the shares of Common Stock held by the Redeeming Shareholder that are not part of the Subject Shares (the "Remaining Shares").

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and undertakings made by the parties hereto, and intending to be legally bound, it is hereby mutually agreed:

         1. Mutual Agreement to Redeem. The Redeeming  Shareholder hereby agrees
            --------------------------
to surrender for redemption to the Corporation, and the Corporation hereby agrees to redeem from the Redeeming Shareholder, the Subject Shares upon the terms and subject to the conditions set forth in this Agreement.

         2. Surrender of Subject Shares. Contemporaneously with the execution of
            ---------------------------
this Agreement by both parties, the Redeeming Shareholder shall surrender to the Corporation Certificates 0000141, 0000142, 0000143 and 0000144 (each Certificate represents 500,000 shares of Common Stock), which, in the aggregate, represent the Subject Shares, endorsed in blank for transfer, and upon receipt of such Stock Certificates the Corporation shall tender to the Redeeming Shareholder payment of the Redemption Price (as defined below).

         3. Payment of Redemption  Price.  The redemption  price for the Subject
            ----------------------------
Shares shall be 5/100 Dollars ($0.05) per share or an aggregate of One Hundred Thousand Dollars ($100,000) (the "Redemption Price"). The Redemption Price shall be immediately sent by the Corporation to the Redeeming Shareholder upon receipt of this Stock Redemption Agreement, executed by the Redeeming Shareholder, and the endorsed Stock Certificates. Payment shall be made by wire transfer, or by corporate check via overnight shipment with concurrent notification by email to the Redeeming Shareholder of the tracking number.

         4. Lockup of Securities.
            --------------------

            (a) Lockup of  Securities.  Except as set forth in Section 4(b), the
                ---------------------
Redeeming Shareholder shall not, at any time prior to the conclusion of the twenty-six month period following the Closing Date (such period expires on July 31, 2008 and shall be referred to herein as the "Restricted Period"), directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any of the Remaining Shares, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Remaining Shares, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of the Remaining Shares, in cash or otherwise (any such transaction, whether or not for consideration, being referred to herein as a "Transfer," and each Person to whom a Transfer is made, regardless of the method of Transfer, is referred to herein as a "Transferee").

            (b) Permitted Transfers.  The Redeeming Shareholder is permitted to,
                -------------------
at any time after the conclusion of the 14 month period following the Closing Date (i.e., after July 31, 2007), sell 100,000 shares of Common Stock at the prevailing market price into the public market. In addition, after the conclusion of the 14 month period following the Closing Date (i.e., after July 31, 2007), the Redeeming Shareholder may sell, every 3 months for a 12 month period, an additional 50,000 shares of Common Stock at the prevailing market price into the public market. Accordingly, after the 14 month period following the Closing Date (i.e., after July 31, 2007), the Redeeming Shareholder may sell 150,000 of the Remaining Shares. The Redeeming Shareholder may sell an additional 50,000 of the Remaining Shares after the conclusion of each of the 17 month period following the Closing Date (i.e., after October 31, 2007), the 20 month period following the Closing Date (i.e., after January 31, 2008) and the 23 month period following the Closing Date (i.e., after April 30, 2008). At the conclusion of the 26 month period following the Closing Date (i.e., after July 31, 2008), the Redeeming Shareholder may sell or transfer any of the Remaining Shares at his own discretion without any limitations on the number of the Remaining Shares he may sell; provided, that he comply with all applicable federal and state securities laws.

         5.  Representations  and Warranties of the Redeeming  Shareholder.  The
             -------------------------------------------------------------
Redeeming Shareholder represents and warrants to the Corporation that:

            (a)  Ownership.  The Redeeming  Shareholder is the sole owner of the
                 ---------
Subject Shares; the Subject Shares are a portion of the shares of capital stock in the Corporation owned by the Redeeming Shareholder; and the Subject Shares are free and clear of all claims, liens, and encumbrances of any kind whatsoever, whether legal or equitable.

            (b)  Authority.   The  Redeeming  Shareholder  has  full  power  and
                 ---------
authority to deliver the Subject Shares to the Corporation.

            (c) Binding Obligation.  This Agreement, when executed and delivered
                ------------------
by the Redeeming Shareholder, will constitute a valid and binding obligation of the Redeeming Shareholder, enforceable against the Redeeming Shareholder in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium,

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

fraudulent conveyance or similar laws relating to or affecting the rights and remedies of creditors and debtors, and (ii) equitable principles generally, regardless of whether such principles are considered in a proceeding at equity or at law.

            (d) No Breach or Termination.  The Redeeming Shareholder's execution
                ------------------------
and performance of this Agreement will not result in the breach or termination of any term or provision of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Redeeming Shareholder is a party or by which the Redeeming Shareholder's property may be bound.

            (e) Advice of Counsel. In connection with the execution and delivery
                -----------------
of this Agreement, the Redeeming Shareholder acknowledges that (i) the Corporation has advised him to seek the advice of counsel and other advisors in connection with the execution and delivery of this Agreement, (ii) the Redeeming Shareholder has carefully read and fully understands all of the provisions of this Agreement, and (iii) the Redeeming Shareholder is entering into this Agreement knowingly, freely and voluntarily in exchange for good and valuable consideration.

            (f) Access to Information. As a member of the Corporation's board of
                ---------------------
directors and as an officer of the Corporation, the Redeeming Shareholder has been provided access to all relevant information necessary to make a fully informed investment decision and is fully aware of all disclosed and undisclosed developments with respect to the Corporation and its operations. In addition, the Corporation has made available to the Redeeming Shareholder the opportunity to ask questions of, and receive answers from, the other officers of the Corporation concerning the Corporation and its business.

            (g)  Non-Disparagement.  The  Redeeming  Shareholder  agrees that he
                 -----------------
shall not make or publish statements or representations, or otherwise communicate, directly or indirectly, in writing, orally, or otherwise, or take any action which may, directly or indirectly, disparage or be damaging or critical of the Corporation or any entity affiliated with the Corporation, or in any way adversely affecting or otherwise maligning the Corporation's reputation or that of any of the Corporation's entities. In the event of a violation of the terms and conditions of this Section 5(g), the Redeeming Shareholder agrees that the Corporation shall have the right to seek any injunctive, equitable and other legal relief available to it.

         6.  Representations and Warranties of the Corporation.  The Corporation
             -------------------------------------------------
represents and warrants to the Redeeming Shareholder that:

            (a) Organization  and Authority.  The Corporation is duly organized,
                ---------------------------
validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority (corporate and other) to own its properties, to carry on its business as now being conducted, to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

            (b) Authorization.  The execution and delivery by the Corporation of
                -------------
this Agreement and the consummation by the Corporation of all transactions contemplated hereby have been duly authorized by all proper and requisite corporate action.

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

            (c) Binding Obligation.  This Agreement, when executed and delivered
                ------------------
by the Corporation, will constitute a valid and binding obligation, enforceable against the Corporation in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws relating to or affecting the rights and remedies of creditors and debtors, and (ii) equitable principles generally, regardless of whether such principles are considered in a proceeding at equity or at law.

            (d) No Violations,  Conflicts,  Breaches or Defaults. The execution,
                ------------------------------------------------
delivery and performance by the Corporation of this Agreement, and the consummation by the Corporation of the transactions contemplated hereby, will not, with or without the giving of notice or the passage of time or both, (i) violate the provisions of any law, rule or regulation applicable to the Corporation; (ii) violate the provisions of the Certificate of Incorporation, as amended, or the Amended and Restated By-laws of the Corporation; (iii) violate any judgment, decree, order or award of any court, governmental body or arbitrator; or (iv) conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of the Corporation pursuant to, any indenture, mortgage, deed of trust or other instrument or agreement to which the Corporation is a party or by which the Corporation or its properties is or may be bound.

            (e) SEC Reports.  The  Corporation  has previously  delivered to the
                -----------
Redeeming Shareholder its Annual Report on Form 10-KSB for the year ended December 31, 2005 and its quarterly report on Form 10-QSB for the three months ended March 31, 2006 (the "Reports"). The financial statements contained in the Reports fairly present, as of their respective dates, the financial condition, retained earnings, assets and liabilities of the Corporation and the results of operations of the Corporation's business for the periods indicated.

         7.  Survival  of  Covenants,   Representations   and  Warranties.   All
             ------------------------------------------------------------
covenants, undertakings, representations and warranties made hereunder shall survive the sale of the Subject Shares.

         8. Miscellaneous.
            -------------

            (a) Governing Law. This Agreement shall be governed by and construed
                -------------
in accordance with the laws of the State of New Jersey, without giving effect to conflicts of laws principles.

            (b) Counterparts.  This Agreement may be executed  simultaneously in
                ------------
two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            (c) Successors and Assigns. This Agreement shall be binding upon and
                ----------------------
inure to the benefit of the parties and their respective heirs, legal representatives, executors, successors and assigns.

            (d)  Headings.  The  headings  contained in this  Agreement  are for
                 --------
reference purposes only and shall not affect the meaning or interpretation of this Agreement.

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

            (e) Amendment. No change,  amendment,  modification or revocation of
                ---------
this Agreement or waiver of any of the terms or conditions contained herein shall be valid unless the same shall be adopted, waived or consented to, in writing, by all of the parties hereto.

            (f) Waiver. The failure of any party to require performance under or
                ------
compliance with any provision of this Agreement shall not affect that party's right to enforce the same or any provision at a later time.

            (g) Notices.  All  communications  to a party  required or permitted
                -------
under this Agreement shall be in writing and (i) delivered personally, (ii) sent by Federal Express or another nationally-recognized overnight courier, or (iii) mailed by first class United States mail, postage pre-paid, at the address of the party set forth below:

                        If to the Corporation:
                        ----------------------

                        BigString Corporation
                        3 Harding Road, Suite F
                        Red Bank, New Jersey  07701
                        Attn:  Darin M. Myman, President
                               and Chief Executive Officer

                        If to the Redeeming Shareholder:
                        --------------------------------

                        Charles A. Handshy, Jr.
                        P.O. Box 205
                        Leonard, Oklahoma  74043

         Any communication delivered in accordance with the provisions of this Agreement shall be deemed to have been delivered (i) on the date of personal delivery, (ii) on the business day following the date sent by overnight courier, or (iii) on the fifth day following the date on which it was so mailed, as the case may be.

            (h) Validity.  The invalidity or illegality of any provision of this
                --------
Agreement at any time shall not affect the validity or legality of the same at any other time or of any other provision of this Agreement.

            (i)  Entire   Agreement.   This   Agreement   contains   the  entire
                 ------------------
understandings between the parties relating to the Redemption of the Subject Shares, and no agreements or understandings, oral or written, express or implied, relating to the same have been made by the parties which are not set forth in this Agreement.

            (j) Further  Action.  The parties  agree to execute and deliver such
                ---------------
further instruments and documents and to take such further actions as are necessary or desirable to further the transactions contemplated by this Agreement.

            (k) Third Party Rights.  Nothing in this Agreement is intended to or
                ------------------
shall be deemed to create, any claim or right on the part of any third party other than the parties hereto and their respective heirs, legal representatives, executors, successors and assigns; and no such

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

third party shall be entitled to assert any claim or right under this Agreement; provided, however, that, notwithstanding the foregoing, the directors, officers, employees, agents, and representatives of the Corporation shall be the beneficiary of the Redeeming Shareholder's covenants, agreements and undertakings herein.

            (l) Legal Representation.  Each party to this Agreement acknowledges
                --------------------
that he or it is represented by his or its own legal counsel. This Agreement accordingly shall not be construed against either party by reason of drafting or preparation thereof. Each of the parties will bear his or its own legal and other expenses in connection with the negotiation and performance of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                           BIGSTRING CORPORATION,
                                           A Delaware corporation



                                      By:  /s/ Darin M. Myman
                                           -------------------------------------
                                   Name:   Darin M. Myman
                                  Title:   President and Chief Executive Officer



                                           REDEEMING SHAREHOLDER


                                              /s/ Charles A. Handshy, Jr.
                                           -------------------------------------
                                                       (Signature)



                                                  Charles A. Handshy, Jr.
                                           -------------------------------------
                                                         (Name)


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